Exhibit 10.7
CERTAIN INFORMATION IDENTIFIED BY “[***]” HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
Amendment No. 4 to License Agreement
This Amendment No. 4 (this “Amendment”) to the License Agreement, dated April 29, 2016, as previously amended effective August 30, 2016, November 19, 2019 and December 15, 2020 (the “License Agreement”) by and between Takeda Pharmaceuticals International AG, a company incorporated under the laws of Switzerland having its principal place of business at Thurgauerstrasse 130, 8152 Glattpark-Opfikon Zurich, Switzerland (“Takeda” or “TPI”) and Myovant Sciences Ltd. (formally with the name “Roivant Endocrinology Ltd.”), an exempted limited company incorporated under the laws of Bermuda, and having its Granted office at 2 Church Street, Hamilton, Bermuda (the “Former Licensee”) is being entered into as of March 24, 2022 (the “Amendment Effective Date”), by and between Takeda and Myovant Sciences GmbH, a Switzerland limited liability company with an address of Viaduktstrasse 8, 4051 Basel, Switzerland (the “Licensee”) in accordance with Section 16.12 of the License Agreement.
For clarification purpose, the Former Licensee assigned all of its rights and obligations under the License Agreement to the Licensee pursuant to that certain Asset and Contribution Agreement, dated as of November 11, 2016, by and between the Former Licensee and the Licensee, in accordance with Section 16.3 of the License Agreement.
All capitalized terms used but not otherwise defined in this Amendment have the meanings given to them in the License Agreement.
Takeda and Licensee wish to further amend the License Agreement to, among other things, reflect changes to certain payment, financial and intellectual property terms under the License Agreement, including certain adjustments arising from [***].
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the License Agreement is hereby amended as follows:
1.Section 9.2.1(a) of the License Agreement is deleted in its entirety and replaced with the following:
“(a)     Licensee Royalty Obligation.
(i)Subject to section 9.2.1(a)(ii), for each Licensed Product, during the applicable Royalty Term in a particular country in the Licensee Territory, Licensee will pay Takeda a running royalty of [***] of the aggregate Net Sales of such Licensed Product in the Field in the Licensee Territory (“Licensee Royalties”).
(ii)Notwithstanding section 9.2.1(a)(i), for each [***], during the applicable Royalty Term in a particular country in the Licensee Territory, Licensee will pay to Takeda a running royalty of [***] of the aggregate Net Sales of such [***] in the Licensee Territory (“Licensee WHF Royalties”).”

Amendment No. 4 to License Agreement

2.Section 1.129 of the License Agreement is deleted in its entirety and replaced with the following:
“1.129. “Royalty Term” means, on a country-by-country ([***]) and Licensed Product-by-Licensed Product basis, the period commencing on the First Commercial Sale of a Licensed Product in such country and continuing until the later of:
(a)the expiration of the last to expire Valid Claim in a Licensee Patent Right (with respect to Takeda Royalties) or a Takeda Patent Right (with respect to Licensee Royalties), as applicable, Covering such Licensed Product in such country;
(b)the expiration of the applicable Regulatory Exclusivity for such Licensed Product in such country; or
(c)ten (10) years after the First Commercial Sale of such Licensed Product in such country.
Notwithstanding the above, [***].”
3.A new Section 9.10 shall be added to the License Agreement, as follows:
9.10 No Refund of Royalty. If any Takeda Patent Rights, Joint Patent Rights or Licensee Patent Rights [***].
4.Notwithstanding Takeda’s rights under Section 10.4.1 (Prosecution in the Licensee Territory), [***].
5.All other provisions of the License Agreement shall continue in full force and effect. The provisions in Article 16 (Miscellaneous) of the License Agreement shall apply to this Amendment as if included in this Amendment.
6.In the event there is any conflict or inconsistency between the terms and provisions of this Amendment and the terms and provisions of the License Agreement, the terms and provisions of this Amendment shall control and govern the rights, duties and obligations of the parties.
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Amendment No. 4 to License Agreement

IN WITNESS WHEREOF, each of Takeda Pharmaceuticals International AG and Myovant Sciences GmbH have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written, each copy of which will for all purposes be deemed to be an original.

TAKEDA PHARMACEUTICAL INTERNATIONAL AG		MYOVANT SCIENCES GMBH
By:	/s/ Elisabeth Leimbacher	By:	/s/ Matthew Lang
Name:	Elisabeth Leimbacher	Name:	Matthew Lang
Title:	EUCAN Legal, proxy holder	Title:	General Manager
Date:	March 31, 2022	Date:	March 31, 2022

/s/Antonio Toma
Antonio Toma
IV Authorized Signatory
March 31, 2022

Amendment No. 4 to License Agreement